ARCHER INVESTMENT SERIES TRUST

ARCHER BALANCED FUND – Ticker Symbol – ARCHX

SUMMARY PROSPECTUS

December 30, 2015

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	1
Archer Balanced Fund	1
Investment Objective	1
Fees and Expenses of Investing in the Fund	1
Portfolio Turnover	2
Principal Investment Strategies of the Fund	2
Principal Risks of Investing in the Fund	3
Past Performance	6
Management of the Fund	8
Portfolio Managers	8

FUND SUMMARY

ARCHER BALANCED FUND

Investment Objective

The Archer Balanced Fund (the “Fund”) seeks total return.

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees(1)	None
Other Expenses	1.00%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	1.78%
Fee Waiver and/or expenses reimbursement(3)	(0.55%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.23%

1 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through December 31, 2016.

2 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

3 The Advisor  contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.20% of the Fund’s average daily net assets.  The contractual agreement is in place through December 31, 2016. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular expense was incurred, provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The Management Services Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management.

Example:

This Example is intended to help you compare the cost of investing in the Archer Balanced Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$125	$507	$913	$2,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.82% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective of total return, by investing in a diversified portfolio of equity and fixed income securities. Total return is composed of both income and capital appreciation.  The advisor uses a top-down approach to evaluate industries and sectors of the economy that are depressed or have fallen out of favor with investors and then seeks quality companies in those industries or sectors that have value in the advisor’s opinion. Within each, the advisor seeks to find companies with solid financial strength and strong management that are selling below their intrinsic value.

As a Balanced Fund, under normal circumstances, the Fund will invest up to 70%, but not less than 25% of its total assets in equity securities. The equity component of the Fund’s portfolio will primarily consist of securities of large capitalization companies (i.e., companies with market capitalizations over $10 billion), but the Fund may also invest in small- and mid-capitalization companies if the advisor believes that such investments provide opportunities for greater returns. Equity securities in which the Fund may invest include primarily common stocks, as well as securities convertible into common stocks, and exchange-traded funds (ETFs) that invest primarily in equity securities. The Fund may also invest in real estate investment trusts (REITs).

Further, under normal circumstances, the Fund will invest at least 30%, but not less than 25% of its total assets in fixed income securities, cash and cash equivalents. Fixed income securities in which the Fund may invest include securities issued by the U.S. government and its agencies and instrumentalities, corporate bonds, foreign government bonds, municipal bonds, and zero-coupon bonds, structured notes and similar products, mortgage REIT’s, money market mutual funds and other money market instruments, hybrid certificates of deposit, and investment companies (such as EFT’s) that invest primarily in fixed income securities. The fixed income securities in the Fund’s portfolio will primarily have maturities of 5 years or less; however, from time to time, the Fund may invest in fixed income securities with maturities of up to 30 years. The Fund typically invests in fixed income securities rated investment grade at the time of purchase (at least BBB/Baa or higher) as determined by one of the following rating organizations: Standard and Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the advisor to be of comparable quality. From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities, commonly known as junk bonds. The Fund will not invest more than 5% of its assets in junk bonds (determined at the time of purchase).

The Fund may invest in equity or fixed income securities of foreign companies operating in developed countries. Equity securities will be limited to sponsored or unsponsored American Depositary Receipts (ADRs) traded on U.S. stock exchanges. ADRs typically are issued by a U.S. bank or trust company and represent ownership of underlying securities issued by a foreign company. The Fund may pursue its investment objective directly or indirectly by investing in ETFs, so long as such investment otherwise conforms to the Fund’s investment policies. In evaluating ETFs, the advisor considers the ETF’s investment strategy, the experience of its sponsor, its performance history, volatility, comparative return and risk data, asset size, and expense ratio.

For cash management purposes, the Fund may also invest in short-term, high quality money market instruments such as short-term obligations of the U.S. Government, its agencies or instrumentalities, bank obligations, commercial paper or money market mutual funds. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities which meet it mainly for the long-term goals. However, when the advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor. Accordingly, the Funds may experience a higher than normal portfolio turnover rate.

The Fund may sell holdings that the advisor believes have reduced potential for capital appreciation and/or income, have underperformed the market or their relevant economic sectors, have exceeded their fair market values, have experienced a change in fundamentals or are subject to other factors that may contribute to relative underperformance.

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

You may lose money by investing in the Fund.  The Fund’s performance could be hurt by:

Management Risk. The advisor’s investment strategy may fail to produce the intended results.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Value Risk. The Fund invests in undervalued securities. The market may not agree with the advisor’s determination that a security is undervalued, and the security’s price may not increase to what the advisor believes is its full value. It may even decrease in value.

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

Small and Mid-Size Company Risk. Small and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of a micro- or small-cap issuer at an acceptable price, especially in periods of market volatility.

Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates decline, the value of the Fund’s investments may go down. Securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, the issuers of certain types of securities may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

High Yield Securities Risk. To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Zero Coupon Bonds. The Fund is required to distribute income accrued with respect to zero coupon bonds to shareholders even where no income is actually received on the bond. From time to time, the Fund may have to liquidate other portfolio securities to satisfy its distribution obligations on such zero coupon bonds.

Foreign Risks. To the extent that the Fund invests in foreign securities, it will be subject to additional risks that can increase the potential for losses in the Fund. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Investment Company Securities Risk. When the Fund invests in other investment companies, such as money market mutual funds or ETFs, it indirectly bears its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivatives by the underlying funds). ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund has no control over the risks taken by the underlying funds in which it invests.

Real Estate Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Government Securities Risks.

Agency Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

No Guarantee. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund's shares will not fluctuate.

Hybrid Certificates of Deposit Risk. Unlike a regular CD, a callable CD fluctuates in value. If interest rates go down, the CD gains value; if interest rates go up, the CD loses value. Hybrid CDs typically offer higher interest rates than those available on, and often have longer maturities than, regular CDs.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk that investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other balanced funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Past Performance

The performance information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years with those of a broad-based market index and a performance average of similar mutual funds.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Archer Balanced Fund

Calendar Year returns as of December 31st

The calendar year-to-date return for the Fund as of November 30, 2015 was (0.59)%.  During the period shown, the highest return for a quarter was 12.02% (quarter ended June 30, 2009); and the lowest return was (14.67)% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2014)

The Fund	1 Year	5 Year	Since Inception (9/27/05)
Return Before Taxes	14.33%	8.56%	4.58%
Return After Taxes on Distributions¹	13.47%	7.70%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares¹	8.08%	6.34%	3.15%
Dow Jones U.S. Moderate Relative Risk Index (reflects no deductions for fees, expenses, or taxes)[2]	9.08%	11.68%	7.49%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones U.S. Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index is representative of a broader market and range of securities than is found in the Fund’s portfolio.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund.

Portfolio Managers

Investment Professional Fund Title (if applicable)	Experience with this Fund	Primary Title with Investment Advisor
Troy C. Patton, CPA/ABV	Since December 2009 and the Archer Balanced Fund, the Fund’s predecessor, since such predecessor fund’s inception in 2005	President
Steven Demas	Since December 2009 and the Archer Balanced Fund, the Fund’s predecessor, since April 2009	Senior Vice President
John Rosebrough, CFA	Since November 2010	Senior Vice President

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please refer to “Purchase and Sales of Fund Shares, Taxes and Financial Intermediary Compensation” found on Page 19 of this Prospectus.